UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

SIRVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On October 11, 2006, the Audit Committee of the Board of Directors of SIRVA, Inc. (“SIRVA”) selected Ernst & Young LLP (“Ernst & Young”) to serve as SIRVA’s independent registered public accounting firm for the fiscal year ending December 31, 2006.  The Board of Directors concurred with the Audit Committee’s selection.

PricewaterhouseCoopers LLP (“PwC”) will continue to serve as SIRVA’s independent registered public accounting firm for the year ended December 31, 2005.  As previously announced, in the course of preparing its 2005 financial results, SIRVA identified errors that require adjustment to previously reported financial results.  As a result, the financial statements contained in SIRVA’s Form 10-K for the year ended December 31, 2004 (the “2004 Form 10-K”) should not be relied upon (see SIRVA’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2006).  SIRVA will be filing an amendment to the 2004 Form 10-K to correct the errors.  Further, PwC is continuing its audit of SIRVA’s financial statements for the year ended December 31, 2005.

The Audit Committee’s selection of Ernst & Young to serve as SIRVA’s independent registered public accounting firm for the fiscal year ending December 31, 2006 will result in the dismissal of PwC upon PwC’s completion of its audit engagement for the year ended December 31, 2005, at the time SIRVA files its Form 10-K for that year.

The independent registered public accounting firm’s reports of PwC on SIRVA’s financial statements for the years ended December 31, 2003 and 2004 included in SIRVA’s Form 10-K for the year ended December 31, 2003 and the 2004 Form 10-K did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however, the report of PwC on SIRVA’s financial statements included in the 2004 Form 10-K, included an explanatory paragraph concerning the restatement of SIRVA’s financial statements for the years ended December 31, 2003 and 2002.

In connection with PwC’s audits of SIRVA’s financial statements for each of the fiscal years ended December 31, 2003 and 2004 (collectively, the “Initial Audits”) and through October 11, 2006, there were no disagreements between SIRVA and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matters in their reports, or resulted in a decision by PwC to resign or refuse to stand for re-election.

In connection with the Initial Audits and through October 11, 2006, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”), except that PwC advised SIRVA that material weaknesses existed in SIRVA’s internal control over financial reporting for 2004. The material weaknesses identified for the year ended December 31, 2004 were as follows:

•                  SIRVA did not maintain an effective control environment;

•                  SIRVA did not maintain effective controls over the financial reporting process due to (1) an insufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of generally accepted accounting principles commensurate with its global financial reporting requirements and the complexity of SIRVA’s operations and transactions and (2) a lack of appropriately designed and documented company-wide policies and procedures;

•                  SIRVA did not maintain effective controls over the complete and accurate recording of leases;

•                  SIRVA did not maintain effective controls over the complete and accurate recording of purchase business combinations;

•                  SIRVA did not maintain effective controls over the complete and accurate recording of contracts for insurance and reinsurance related transactions within its Network Services segment;

•                  SIRVA did not maintain effective controls over the complete and accurate recording of revenue within its Global Relocation Services segment;

•                  SIRVA did not maintain effective controls over the complete and accurate recording of receivable securitization transactions within its Global Relocation Services segment;

•                  SIRVA did not maintain effective controls over the complete recording of customer incentive and agent commission liabilities;

•                  SIRVA did not maintain effective controls over the valuation of accounts receivable within its Network Services segment;

•                  SIRVA did not maintain effective controls over the complete recording of severance and other stock-based compensation accruals;

•                  SIRVA did not maintain effective controls over reconciliations of certain financial statement accounts;

•                  SIRVA did not maintain effective controls over the recording of journal entries, both recurring and non-recurring;

•                  SIRVA did not maintain effective controls over the complete and accurate recording and monitoring of intercompany accounts; and

•                  SIRVA did not maintain effective controls over spreadsheets.

For further discussion of these material weaknesses, see Item 9A, “Controls and Procedures” and the independent registered public accounting firm’s report in the 2004 Form 10-K.

SIRVA expects many of these material weaknesses to continue to exist in SIRVA’s internal control over financial reporting for the year ended December 31, 2005.  In addition, in the course of finalizing SIRVA’s 2005 financial statements and management’s assessment of internal control over financial reporting, other material weaknesses may be identified.

In connection with its Initial Audit for the year ended December 31, 2004, PwC advised SIRVA’s Audit Committee that in light of the commencement of an internal investigation into the accounting for a number of prior year transactions, PwC expanded the scope of its audit and that the completion of the investigation could materially affect PwC’s previously issued reports on SIRVA’s financial statements. The results of the investigation and the restatement of SIRVA’s previously issued financial statements are also discussed in the 2004 Form 10-K.

SIRVA has provided PwC with a copy of this Form 8-K and requested PwC to furnish SIRVA with a letter addressed to the SEC stating whether PwC agrees with the above statements.  A copy of PwC’s letter is filed as Exhibit 16.1 to this Form 8-K.  SIRVA has also authorized PwC to respond fully to the inquiries of Ernst & Young concerning the subject matter of the reportable event described above.

During the fiscal years ended December 31, 2003 and 2004, and through October 11, 2006, neither SIRVA nor anyone acting on its behalf consulted Ernst & Young regarding SIRVA’s consolidated financial statements for the years ended December 31, 2003, 2004 or 2005 for (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SIRVA’s consolidated financial statements or (2) any matter that was either the subject of a disagreement with PwC on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in its report, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act.  SIRVA provided Ernst & Young with a copy of this Form 8-K prior to filing it with the SEC.

A copy of the press release, dated October 13, 2006, relating to this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)          Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated October 11, 2006.

99.1	Press Release, dated October 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: October 13, 2006
	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel &
Secretary

Exhibit Index

Exhibit	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated October 11, 2006.

99.1	Press Release, dated October 13, 2006.